Exhibit 99.1

CYCURION, INC. ANNOUNCES SUCCESSFUL COMPLETION OF 1-FOR-30 REVERSE STOCK SPLIT

MCLEAN, Va., Oct. 27, 2025 (GLOBE NEWSWIRE) — Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a leading cybersecurity solutions provider, announced today that the previously announced one-for-thirty reverse stock split of the Company’s shares of common stock, par value $0.0001 per share (the “Reverse Stock Split”) took effect with the commencement of business on October 27, 2025.

The Company effected the Reverse Stock Split by filing the Second Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Company’s shares of common stock began trading on a split-adjusted basis on The Nasdaq Global Market, when the market opened today, October 27, 2025, under the existing trading symbol “CYCU” and new CUSIP number 95758L305.

As a result of the Reverse Stock Split, every thirty of the Company’s issued shares of common stock will be combined into one issued share of common stock, without any change to the par value per share and without any change in the total number of authorized common shares. The number of outstanding shares of common stock was reduced from approximately 86,533,435 shares to approximately 2,884,447 shares.

No fractional shares were issued in connection with the Reverse Stock Split. Stockholders who otherwise held a fraction of a share of common stock of the Company will receive a cash payment (without interest and subject to withholding taxes, as applicable) in lieu thereof at a price equal to that fraction of a share to which the stockholder would otherwise be entitled, multiplied by the closing price of the Company’s shares on The Nasdaq Global Market on the trading day immediately preceding the effective date of the Reverse Stock Split.

The Company believes that the Reverse Stock Split will help position it for institutional investment and to help continue strengthening its balance sheet, which may position the Company for a strong 2026.

Nasdaq Hearing

On October 20, 2025, the Company submitted a request to the Nasdaq Hearings Panel (the “Panel”) to appeal the determination of the Nasdaq Listing Qualification Staff to delist the Company’s securities from The Nasdaq Stock Market LLC. The Company received written notice from Nasdaq that the hearing with the Panel is scheduled for November 20, 2025.

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future.

More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com